Exhibit 99.2

T3 DEFENSE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2025

	T3 Defense Inc.	Acquisition of Star26 (*)	Transaction Adjustments (*)	Acquisition of ITS	Pro Forma Combined
Assets
Current assets
Cash and cash equivalents	$7,611,465	924,000	$(3,500,000)	1,543,000	$7,299,865
			721,400
Restricted Cash	-	60,000	-	-	60,000
Short term bank deposits	-	119,000	-	43,000	162,000
Marketable securities	-	289,000	-	-	289,000
Digital assets	32,182	-	(11,196)	-	20,986
Accounts Receivable	-	478,000	-	482,000	960,000
Note receivable - related party	4,500,000	-	(4,500,000)	-	-
Due from Affiliates	243,915			-	243,915
Current assets from discontinued operations	-	-	-	-	-
Inventory	-	1,544,000	-	2,871,000	4,415,000
Other current assets	730,894	412,000	(125)	240,000	4,860,269
Other current assets			3,477,500
Total current assets	13,118,456	3,826,000	(3,812,421)	5,179,000	18,311,035
Funds in respect of employee rights upon retirement	-	79,000	-	-	79,000
Long-term loan to other Company	-	2,432,000	(2,432,000)	-	-
Deferred taxes	-	284,000	-		284,000
Intangible assets, net		134,000	200,435	-	334,435
Goodwill	-	-	66,416,272		90,859,272
			24,443,000
Operating lease right-of-use assets	153,569	1,046,000	-	2,871,000	4,070,569
Other assets from discontinued operations	-	-	-		-
Property and equipment, net	15,883	172,000	-	125,000	312,883
Total assets	$13,287,908	7,973,000	$84,815,286	8,175,000	$114,251,194

Liabilities and stockholders’ equity (deficit)
Current liabilities
Short term loans	$-	1,903,000	-	2,295,000	$4,198,000
Short term loans – related party	-	4,500,000	-	-	4,500,000
Intercompany	-	-	-	-	-
Accounts payable	87,420	865,000	-	1,689,000	2,641,420
Convertible notes payable, net	-	-	3,250,000	-	3,250,000
Note Payable, net	-	-	19,000,000	-	29,500,000
			10,500,000	-
Due to affiliates	233,068	-	-	-	233,068
Loans payable – related parties, current	1,566,988	-	-	-	1,566,988
Interest payable – related parties, current	108,417	-	-	-	108,417
Accrued expenses and other current liabilities	816,224	1,630,000	42,091	-	2,488,315
Accrued expenses and other current liabilities – related party	-	548,000	-	3,396,000	3,944,000
Derivative liabilities	-				-
Stock purchase warrants, liability classified	40,740,193	203,000	(3,048,532)	-	37,894,661
Current liabilities from discontinued operations	-			-	-
Operating lease liabilities, current portion	78,575	316,000	-	811,000	1,205,575
Total current liabilities	43,630,885	9,965,000	29,743,559	8,191,000	91,530,444
Liability for employees’ rights upon retirement	-	112,000	-	-	112,000
Loans payable - related parties, net of current portion	-	-	(2,432,000)	4,279,000	1,847,000
Interest payable - related parties, net of current portion	-	-	-	-	-
Non-current liabilities from discontinued operations	-				-
Long-term loans from Banks	-	537,000	-	1,277,000	1,814,000
Operating lease liabilities	74,994	752,000	-	2,111,000	2,937,994
Total liabilities	43,705,879	11,366,000	27,311,559	15,858,000	98,241,438
Commitments and contingencies
Stockholders’ equity
Preferred stock ($0.0001 par value; 15,000,000 shares authorized; 200 shares issued and outstanding at September 30, 2025)	-	-			-
Common stock ($0.0001 par value; 150,000,000 shares authorized; 11,096,264 shares issued and outstanding at September 30, 2025; on a proforma basis 29,168,154 shares issued and outstanding)	1,110	-	477		2,917
			640
			386
			251
			53
Class A common stock, par value $0.0001 per share, 250,000,000 shares authorized and 5,075,000 shares issued and outstanding as of September 30, 2025	-	509	(509)		-
Class B common stock, par value $0.0001 per share, 50,000,000 shares authorized and 6,250,000 shares issued and outstanding as of September 30, 2025	-	625	(625)		-
Additional paid in capital	81,047,703	322,868	35,114,271	740,000	152,860,369
			24,362,316
			10,252,115
			299,749
			721,347
Other comprehensive income	(2,277)	(74,000)	1,035,000	(961,000)	(2,277)
Accumulated deficit	(111,464,507)	(3,647,000)	11,109,000	(7,462,000)	(133,090,253)
			(21,325,746)
			(300,000)
Total T3 Defense Inc. stockholders’ equity (deficit)	(30,417,971)	(3,397,000)	61,268,727	(7,683,000)	19,770,756
Non-controlling interest	-	4,000	(3,765,000)		(3,761,000)
Total stockholders’ equity (deficit)	(30,417,971)	(3,393,000)	57,503,727	(7,683,000)	16,009,756
Total liabilities and stockholders’ equity (deficit)	$13,287,908	7,973,000	$84,815,286	8,175,000	$114,251,194

T3 DEFENSE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025

	T3 Defense Inc.	Acquisition of Star26 (*)	Disposition of DRFQ (*)	Adjustments (*)		Acquisition of ITS	Pro Forma Combined
REVENUES
Revenue - other	$-	2,711,000	-	$		4,475,000	7,186,000
Total revenues	-	2,711,000	-		-	4,475,000	7,186,000

COSTS OF REVENUES
Cost of revenue - other	-	2,355,000	-		-	5,377,000	7,732,000
Total costs of revenues	-	2,355,000	-		-	5,377,000	7,732,000

GROSS PROFIT (LOSS)
Gross Profit (loss) - other	-	356,000	-		-	(902,000)	(546,000)
Total Gross Profit (Loss)	-	356,000	-		-	(902,000)	(546,000)

OPERATING EXPENSES
Professional fees	6,051,719				14,570,800		20,622,519
Compensation and related benefits	365,988				4,243,750		4,609,738
Amortization of intangible assets	-	63,000			2,500		65,500
Disposal of intangible assets	-	1,812,000					1,812,000
Other general and administrative	909,275	1,867,000				1,412,000	4,188,275
Other general and administrative - related party	-	258,000					258,000
Total operating expenses	7,326,982	4,000,000			18,817,050	1,412,000	31,556,032

LOSS FROM OPERATIONS	(7,326,982)	(3,644,000)			(18,817,050)	(2,314,000)	(32,102,032)
							-
OTHER (EXPENSE) INCOME:							-
Interest expense	(407,971)	423,000				(280,000)	(264,971)
Interest expense - related parties	(64,306)	-					(64,306)
Penalty - late registration	(800,000)				(300,000)		(1,100,000)
Loss on debt extinguishment	(7,484,152)						(7,484,152)
Change in fair value of liability classified stock purchase warrants	123,369,695						123,369,695
Change in fair value of derivative liabilities	587,790						587,790
Change in fair value of digital assets	(967,818)				(2,511,196)		(3,479,014)
Gain on disposition of subsdiary	2,491,485						2,491,485
Day one loss on private placement	(19,605,956)						(19,605,956)
Other income (expense)	280,422	-				172,000	454,422
Total other income (expense), net	97,399,189	423,000			(2,811,196)	(108,000)	94,904,993

INCOME (LOSS) BEFORE INCOME TAXES	90,072,207	(3,221,000)			(21,628,246)	(2,422,000)	62,802,961
Income tax expense	-	49,000			-	-	49,000
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	90,072,207	(3,172,000)			(21,628,246)	(2,422,000)	62,851,961
Net Income (loss) from discontinued operations	(460,971)	-	460,971			-	-
Net Income (Loss)	89,611,236	(3,172,000)	460,971		(21,628,246)	(2,422,000)	62,851,961
Net income (loss) attributable to noncontrolling interest	-	(82,000)					(82,000)
Net income (loss) attributable to T3 Defense Inc.	89,611,236	(3,090,000)	460,971		(21,628,246)		62,767,961

Income (loss) per common share, basic:
Income (loss) from continuing operations, net of tax	14.74				(1.20)		2.60
Income (loss) from discontinued operations, net of tax	(0.08)				-		-
Net income (loss)	14.66				(1.20)		2.60
Income (loss) per common share, diluted:
Income (loss) from continuing operations, net of tax	11.53				(1.20)		2.42
Income (loss) from discontinued operations, net of tax	(0.06)				-		-
Net income (loss)	11.47				(1.20)		2.42
Weighted-average shares outstanding:
Basic	6,111,279				18,071,890		24,183,169
Diluted	7,813,592				18,071,890		25,885,482

T3 DEFENSE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

	T3 Defense Inc.	Acquisition of Star26 (*)	Disposition of DRFQ (*)	Transaction Adjustments (*)	Acquisition of ITS	Pro Forma Combined
REVENUES
Revenue - other	$-	4,994,000	-		8,867,000	$13,861,000
Total revenues	-	4,994,000	-	-		13,861,000

COSTS OF REVENUES						-
Cost of revenue - other	-	3,808,000	-	-	10,384,000	14,192,000
Total costs of revenues	-	3,808,000	-	-	10,384,000	14,192,000
						-
GROSS PROFIT (LOSS)						-
Gross Profit (loss) - other	-	1,186,000	-	-	(1,517,000)	(331,000)
Total Gross Profit (Loss)	-	1,186,000	-	-	(1,517,000)	(331,000)

OPERATING EXPENSES
Professional fees	7,596,190					7,596,190
Compensation and related benefits	1,270,799			-		1,270,799
Amortization of intangible assets	-	74,000		13,333		87,333
Other general and administrative	692,221	1,296,000				1,988,221
Other general and administrative	-	307,000			1,729,000	2,036,000
Impairment loss	293,413					293,413
Total operating expenses	9,852,622	1,677,000		13,333	1,729,000	13,271,955
						-
LOSS FROM OPERATIONS	(9,852,622)	(491,000)		(13,333)	(3,246,000)	(13,602,955)

OTHER (EXPENSE) INCOME:
Interest expense	(696,826)	(105,000)			(412,000)	(1,213,826)
Interest expense - related parties	(33,083)	(38,000)				(71,083)
Loss on settlement of vendor obligations	(494,619)					(494,619)
Gain on extinguishment of vendor obligations	158,400					158,400
Gain on extinguishment of due to affiliates	144,052					144,052
Gain on sale of investment	63,759					63,759
Day one loss on stock purchase warrants issued in connection with private placement	(13,533,404)					(13,533,404)
Day one loss of stock purchase warrants issued in connection with conversion of convertible notes	(663,408)					(663,408)
Change in fair value of liability classified stock purchase warrants	(140,584,780)					(140,584,780)
Change in fair value of derivative liabilities	(624,888)					(624,888)
Loss on reclassification of stock purchase warrants from equity-classified to liability-classified	(45,784)					(45,784)
Gain on disposition of subsidiary				2,074,600		2,074,600
Other income (expense)	-	55,000			(7)	48,000
Total other income (expense), net	(156,310,582)	(88,000)		2,074,600	(417,000)	(154,740,982)
						-
LOSS BEFORE INCOME TAXES	(166,163,203)	(579,000)		2,061,267		(164,680,937)
Income tax expense	-	24,000		-		24,000
NET LOSS FROM CONTINUING OPERATIONS	$(166,163,203)	(555,000)		2,061,267	(3,665,000)	(168,656,937)
Net loss from discontinued operations	(1,013,666)	-	1,013,666			-
NET LOSS	(167,176,869)	(555,000)	1,013,666	2,061,267	(3,665,000)	$(168,956,937)
Net loss attributable to noncontrolling interest	-	271,950	-	-	1,835,000	2,106,950
Net loss attributable to T3 Defense Inc.	(167,176,869)	(283,050)	1,013,666	2,061,267	(1,830,000)	(166,214,987)

Income (loss) per common share, basic:
Income (loss) from continuing operations, net of tax	$(33.70)			0.43		$(17.34)
Income (loss) from discontinued operations, net of tax	$(0.21)			-		$-
Net income (loss)	$(33.91)			0.43		$(17.34)
Income (loss) per common share, diluted:
Income (loss) from continuing operations, net of tax	$(33.70)			0.43		$(17.34)
Income (loss) from discontinued operations, net of tax	$(0.21)			-		$-
Net income (loss)	$(33.91)			0.43		$(17.34)
Weighted-average shares outstanding:
Basic	4,930,531			4,770,340		9,700,871
Diluted	4,930,531			4,770,340		9,700,871

(*)	See the description of the unaudited pro forma condensed combined financial statements of the acquisition of Star in the Form S-1 filed with the Securities and Exchange Commission on February 11, 2026 (Registration No. 333-293384).

T3 DEFENSE INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 - Description of Transaction

On February 16, 2026, T3 Defense Inc., a Delaware corporation (the “Company”), acquired 51% of the outstanding equity capital of I.T.S. Industrial Tecno-logic Solutions Ltd. (“ITS”) on a fully diluted basis. The Company has a 3- year option to acquire the remainder 49% from the other shareholder of ITS.

ITS is an Israeli company providing design, development, production, and manufacturing of serial, fully integrated electro-mechanical machines and sophisticated assembly lines. Positech Ltd., its wholly-owned subsidiary, designs and manufactures top-of-the-line, high-performance motion control systems for military and civilian use. ITS and Positech provide small to middle-series one-stop shop “Build to Spec” & “Build to print” custom-made prototypes and OEM systems in the mechanical, electrical, hardware, firmware and software engineering fields.

The acquisition was consummated pursuant to the terms of the Agreement dated June 8, 2025 (the “Agreement”) among Star Twenty Six Ltd., an Israeli company which is indirectly wholly-owned by the Company (“Star”), ITS and its controlling shareholder Gera Eron. As of February 15, 2026, the Company has lent ITS an aggregate of NIS 10,000,000 (approximately $3,235,500), with interest accruing at the annual rate of the Israeli Consumer Price Index plus 4%. Pursuant to the Agreement, the loans shall only be repaid after January 1, 2027 if (i) the aggregate amount of the assets of ITS will be at least 150% higher than the liabilities for at least 6 continuous months and (ii) the total aggregate amount of bank credit provided to ITS and Positech shall be lower than an aggregate of 3 months of income generated by ITS and Positech for 6 continuous months.

In consideration for the loan, Star received 51% of the share capital of ITS on a fully diluted basis. Neither Star nor the Company is required to provide any additional consideration for the ITS shares.

Pursuant to the terms of the Agreement, Star was also granted an exclusive option to purchase the remainder 49% of ITS for three years from the controlling shareholder. Depending on whether the option is exercised in the first, second or third year hereafter, the agreed purchase price for the 49% is 25 million NIS, 30 million NIS or 35 million NIS, respectively.

The unaudited pro forma condensed combined financial information is presented to illustrate the effects of the acquisition of ITS, as if it had occurred on January 1, 2024, the beginning of the most recently completed fiscal year preceding the ITS Acquisition. The unaudited pro forma condensed combined financial statements were prepared in accordance with Article 11 of Regulation S-X, as amended by Securities and Exchange Commission (the “SEC”) Final Rule Release No. 33-10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses and are presented to illustrate the estimated effects of the ITS Acquisition and Related Transactions.

The unaudited pro forma condensed combined balance sheet as of September 30, 2025 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2025 and for the year ended December 31, 2024 are based upon, derived from and should be read in conjunction with the Company’s historical unaudited condensed consolidated financial statements for the nine months ended September 30, 2025 and the Company’s historical audited consolidated financial statements for the three months ended December 31, 2024 and for the year ended September 30, 2024 (which are available in the Company’s Annual Report on Form 10-K for the three months ended December 31, 2024 and the year ended September 30, 2024, as filed with the SEC on May 8, 2025 and February 10, 2025, respectively), as amended on each of July 9, 2025 and April 14, 2025 and the unaudited historical financial statements as of September 30, 2025 and for the nine months ended September 30, 2025 of ITS and the audited historical financial statements of ITS as of and for the year ended December 31, 2024 included in this proxy statement.

The historical combined financial information has been adjusted to give pro forma effect to reflect the accounting for the ITS Acquisition in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma condensed combined financial information have been made. The assumptions underlying the pro forma adjustments are described fully in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined financial information.

The ITS Acquisition is being accounted for as a business combination using the acquisition method of accounting under the provisions of Accounting Standards Codification (“ASC”) Topic 805, “Business Combinations” (“ASC 805”). Under ASC 805, all assets acquired and liabilities assumed are recorded at their acquisition date fair value. The allocation of the purchase price as reflected in the unaudited pro forma condensed combined financial information is based upon management’s internally developed preliminary estimates of the fair market value of the assets acquired and liabilities assumed, as if the ITS Acquisition had occurred on the aforementioned dates. This allocation of the purchase price depends upon certain estimates and assumptions, all of which are preliminary and, in some instances, are incomplete and have been made solely for the purpose of developing the unaudited pro forma condensed combined financial information. Any adjustments to the preliminary estimated fair value amounts could have a significant impact on the unaudited pro forma condensed combined financial information contained herein, and our future results of operations and financial position.

The unaudited pro forma condensed combined financial information is not necessarily indicative of the combined financial position or results of operations that would have been realized had the ITS Acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the ITS Acquisition.

Note 2 - Basis of Presentation

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2025 was derived from the unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q (“the Q32025 Form 10-Q”) for the three and nine months ended September 30, 2025, and the unaudited historical financial statements of ITS for the nine months ended September 30, 2025, and has been prepared as if the ITS Acquisition had occurred on January 1, 2024.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 was derived from the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K (“the 2024 Form 10-K”) for the three months ended December 31, 2024 and for the year ended September 30, 2024, and the audited historical financial statements of ITS for the year ended December 31, 2024, and has been prepared as if the ITS Acquisition had occurred on January 1, 2024.

The unaudited pro forma condensed combined balance sheet as of September 30, 2025 combines the consolidated balance sheet included in the Q32025 Form 10-Q with the historical audited balance sheet for ITS as of September 30, 2025, and has been prepared as if the ITS Acquisition had occurred on September 30, 2025. The unaudited pro forma combined financial information herein has been prepared to illustrate the effects of the ITS Acquisition and Related Transaction in accordance with U.S. GAAP and pursuant to Article 11 of Regulation S-X.

The ITS unaudited historical consolidated financial statements as of and for the nine months ended September 30, 2025 and the ITS audited historical consolidated financial statements as of and for the year ended December 31, 2024 are included in this Proxy Statement. These unaudited pro forma condensed combined statements should be read in conjunction with such historical financial statements. The historical consolidated financial information has been adjusted to give pro forma effect to reflect the accounting for the ITS Acquisition in accordance with U.S. GAAP.

The Company has accounted for the ITS Acquisition under the acquisition method of accounting in accordance with the authoritative guidance on business combinations under the provisions of ASC 805. The allocation of the purchase price as reflected in the unaudited pro forma condensed combined financial information was based on a preliminary valuation of the assets acquired and liabilities assumed, and the accounting is subject to revision as more detailed analyses are completed and additional information about the fair value of assets acquired and liabilities assumed becomes available. The final purchase price allocation may include changes to the amount of intangible assets, goodwill, and deferred taxes, as well as other items. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information. Differences between these preliminary estimates and the final purchase accounting may occur, and these differences could be material.

Assets acquired and liabilities assumed in a business combination that arise from contingencies must be recognized at fair value if the fair value can be reasonably estimated. If the fair value of an asset or liability that arises from a contingency cannot be determined, the asset or liability would be recognized in accordance with ASC 450, “Disclosure of Certain Loss Contingencies” (“ASC 450”). If the fair value is not determinable and the ASC 450 criteria are not met, no asset or liability would be recognized. Management is not aware of any material contingencies related to ITS.

The unaudited pro forma condensed combined financial information is presented solely for informational purposes and is not necessarily indicative of the combined results of operations or financial position that might have been achieved for the periods presented, nor is it necessarily indicative of the future results of the combined company. The unaudited pro forma combined financial information does not reflect any cost savings from future operating synergies or integration activities, if any, or any revenue, tax, or other synergies, if any, that could result from the ITS Acquisition.